METROPOLITAN WEST FUNDS

Supplement dated June 14, 2023 to the

Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

dated July 29, 2022, as supplemented

For current and prospective investors in the Metropolitan West ESG Securitized Fund and the Metropolitan West Opportunistic High Income Credit Fund (together, the “Funds”):

Effective June 30, 2023, Harrison Choi, one of the portfolio managers for the Funds, will leave his position with the Adviser. Therefore, effective the same date, all references to Mr. Choi in the Prospectus and SAI are removed in their entirety.

Therefore, effective June 30, 2023, the disclosure under the heading “Metropolitan West ESG Securitized Fund — Portfolio Managers” on page 16 of the Prospectus is deleted in its entirety and replaced with the following to show the continuing portfolio managers:

Name	Experience with the Fund	Primary Title with Investment Adviser
Mitch Flack	September 2021 (inception of the Fund)	Specialist Portfolio Manager
Stephen M. Kane, CFA	September 2021 (inception of the Fund)	Founding Partner and Generalist Portfolio Manager
Elizabeth (Liza) Crawford	September 2021 (inception of the Fund)	Specialist Portfolio Manager, Head of Securitized Research

Also effective June 30, 2023, the disclosure under the heading “Metropolitan West Opportunistic High Income Credit Fund — Portfolio Managers” on page 57 of the Prospectus is deleted in its entirety and replaced with the following to show the continuing portfolio managers:

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen J. Purdy	Since July 2021 (inception of the Fund)	Managing Director
Brian Gelfand	Since July 2021 (inception of the Fund)	Senior Vice President, Fixed Income
Laird R. Landmann	Since December 2021	Founding Partner and Generalist Portfolio Manager
Jerry Cudzil	Since December 2021	Managing Director

Please retain this Supplement with your Prospectus and SAI for future reference.